ALPHAPOINT TECHNOLOGY INC.

Unaudited Pro Forma Condensed Consolidated Financial Information

On December 23, 2014, AlphaPoint Technology Inc. (“AlphaPoint” or the “Company”) closed the share exchange transaction (the “Share Exchange Agreement”) for the acquisition of all the issued and outstanding shares of N’compass Solutions, Inc. (“N’compass”) a Minnesota corporation.  In exchange, the N’compass shareholders acquired a controlling stock position in the Company and two positions on AlphaPoint’s Board of Directors. After the consummation of the Share Exchange Agreement, N’compass, operating out of Minneapolis, is now a wholly owned subsidiary of the Company.  This transaction was the subject of the Letter of Intent disclosed in our Form 8-K filed on September 5, 2014.

With the acquisition of N’compass, the Company intends to integrate their respective software applications, LiveDC andAssetCentral™.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2014 is presented as if the acquisition of N’compass had occurred on that date. The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2013 and nine months ended September 30, 2014 are presented as if the N’compass acquisition had occurred on January 1, 2013.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or results of operations that would have actually been reported had the acquisition occurred as of the dates indicated, nor is it necessarily indicative of future consolidated financial position or results of operations. The unaudited pro forma condensed combined financial information does not include, nor does it assume, any benefits from cost savings or synergies of the combined operations or the costs necessary to achieve these cost savings, or synergies, and such differences may be material.

The unaudited pro forma condensed consolidated financial information was prepared using the acquisition method of accounting and was based on the audited financial statements of AlphaPoint and N’compass as of and for the year ended December 31, 2013, and interim financial results of AlphaPoint and N’compass as of September 30, 2014 and for the nine months then ended. The estimated fair values of the assets acquired and liabilities assumed, and the related tax balances, are based on preliminary estimates and assumptions. These preliminary estimates and assumptions could change significantly during the purchase price measurement period as we finalize the valuations of the assets acquired and liabilities assumed, and the related tax balances. Such changes could result in material variances between the Company’s future financial results and the amounts presented in the unaudited pro forma information, including variances in the estimated purchase price, fair values recorded and expenses associated with these items.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and with N’compass’s historical consolidated financial statements and notes thereto included in the Company’s Current Report on Form 8-K/A to which this document is filed as an exhibit.

ALPHAPOINT TECHNOLOGY, INC. AND N'COMPASS SOLUTIONS INC.

PRO FORMA COMBINED BALANCE SHEETS

September 30, 2014

(Unaudited)

	Historical		Pro Form
	NSI	AlphaPoint	Adjustments	Ref	Combined
ASSETS

Current Assets
Cash and Cash Equivalents	$20,534	$1,132			$21,666
Accounts Receivable	412,480	16,764			429,244
Other Current Assets	-	0			-
Total Current Assets	433,014	17,896			450,910

Property and equipment	57,333	-			57,333
Software development costs, net of accumulated amortization of $225,164, respectively	-	15,000			15,000

Other Assets
Goodwill	277,997.50	-			277,998
Other Assets	91,207.70	-			91,208
Notes Receivable - Related Parties	89,929.69	-			89,930
Total Other Assets	459,134.89	-			459,135
					-
Total Assets	$949,482	$32,896			$982,378

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Line of Credit	$344,091	$-			$344,091
Accounts Payable	193,515	-			193,515
Note Payable - Related Parties	176,630	1,072,618			1,249,248
Accrued Expenses	179,930	75,574			255,504
Deferred Revenue	39,892	28,736			68,628
Accrued Distributions	-	-			-
Total Current Liabilities	934,058	1,176,928			2,110,986

Long-Term Liabilities
Notes Payable	161,616	-			161,616
Notes Payable - Related Party	-	-			-
Stock Contingency	-	20,000			20,000
Total Long Term Liabilities	161,616	20,000			181,616

Total Liabilities	1,095,674	1,196,928			2,292,602

STOCKHOLDERS' EQUITY
Common Stock, $.01 par value	35,500	582,500			618,000
APIC	120,622	310,000			430,622
Retained Earnings	(302,314)	(2,056,532)			(2,358,846)
Total Stockholders' Equity	(146,192)	(1,164,032)			(1,310,224)

Total Liabilities and Stockholders' Equity	$949,482	$32,896			982,378

ALPHAPOINT TECHNOLOGIES

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For nine months ended September 30, 2014

(Unaudited)

		Historical		Pro Form
		NSI	AlphaPoint	Adjustments	Ref		Combined

Revenue		$3,888,108	$25,866				$3,913,974
Cost of Goods Sold		(3,148,430)	-				(3,148,430)
Gross Profit		739,678	25,866				765,544

Operating expenses:
Marketing and sales		796,977	-				796,977
Compensation		-	40,500				40,500
Stock Based Compensation		-	0				-
Professional Fees		-	17,995				17,995
General and Administrative		624,597	38,319				662,916
Bad Debt Expense		-	-				-
Research and Development		-	-				-
Depreciation and Amortization		-	27,078				27,078
Total Operating Expenses		1,421,574	123,892				1,545,466

Net loss from operations		(681,896)	(98,026)				(779,922)

Other income (expenses)
Other Income		-	-				-
Gain on asset disposal		47,886	-				47,886
Interest expenses		(38,166)	(15,006)				(53,172)
Income taxes		-	-				-
Total Other Expenses		9,720	(15,006)				(5,286)

Net loss		$(672,176)	$(113,032)				$(785,208)

Earnings (loss) per share,
Basic and diluted	$		$(0.01)			$

Weighted average shares outstanding primary and dilutive			57,851,099

ALPHAPOINT TECHNOLOGY, INC. AND N'COMPASS SOLUTIONS INC.

PRO FORMA COMBINED BALANCE SHEETS

DECEMBER 31, 2013

(Unaudited)

	Historical		Pro Form
	NSI	AlphaPoint	Adjustments	Ref	Combined
ASSETS

Current Assets
Cash and Cash Equivalents	$102,316	$1,931			$104,247
Accounts Receivable	2,140,156	-			2,140,156
Other Current Assets	23,461	-			23,461
Total Current Assets	2,265,933	1,931			2,267,864

Property and equipment	57,333	-			57,333
Software development costs, net of accumulated amortization of $198,086 respectively	-	42,078			42,078

Other Assets
Goodwill	278,042	-			278,042
Other Assets	87,607	-			87,607
Notes Receivable - Related Parties	97,923	-			97,923
Total Other Assets	463,572	-			463,572

Total Assets	$2,802,332	$44,009			$2,846,341

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Line of Credit	$277,988	$-			$277,988
Accounts Payable	1,298,990	-			1,298,990
Note Payable - Related Parties	224,990	1,084,677			1,309,667
Accrued Expenses	103,898	60,972			164,870
Deferred Revenue	75,000	19,360			94,360
Accrued Distributions	126,770	-			126,770
Total Current Liabilities	2,107,636	1,165,009			3,272,645

Long-Term Liabilities
Notes Payable	90,713	-			90,713
Notes Payable - Related Party	78,000	-			78,000
Stock Contingency	-	-			-
Total Long Term Liabilities	168,713	-			168,713

Total Liabilities	1,095,674	1,196,928			3,441,358

STOCKHOLDERS' EQUITY
Common Stock, $.01 par value	35,500	575,500		(1)	611,000
APIC	120,622	247,000			367,622
Retained Earnings	369,861	(1,943,500)			(1,573,639)
Total Stockholders' Equity	525,983	(1,121,000)			(595,017)

Total Liabilities and Stockholders' Equity	$2,802,332	$44,009			$2,846,341

Specific pro forma adjustments are:

(1)

To record the issuance of common stock

ALPHAPOINT TECHNOLOGIES

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For Twelve months ended December 31, 2013

(Unaudited)

		Historical		Pro Form
		NSI	AlphaPoint	Adjustments	Ref		Combined

Revenue		$9,838,375	$29,496				$9,867,871
Cost of Goods Sold		(7,581,060)	-				(7,581,060)
Gross Profit		2,257,315	29,496				2,286,811

Operating expenses:
Marketing and sales		1,074,246	7,859				1,082,105
Compensation		-	50,150				50,150
Stock Based Compensation		-	525,000				525,000
Professional Fees		-	28,799				28,799
General and Administrative		1,096,347	78,273				1,174,620
Bad Debt Expense		-	33,313				33,313
Research and Development		-	-				-
Depreciation and Amortization		-	50,928				50,928
Total Operating Expenses		2,170,593	774,322				2,944,915

Net loss from operations		86,722	(744,826)				(658,104)

Other income (expenses)
Other Income		52					52
Interest expenses		(36,093)	(14,413)				(50,506)
Income taxes		-	-				-
Total Other Expenses		(36,041)	(14,413)				(50,454)

Net loss		$50,681	$(759,239)				$(708,558)

Earnings (loss) per share,
Basic and diluted	$		$-0.01			$

Weighted average shares outstanding primary and dilutive			55,666,438